UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DEMAND MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

# DEMAND MEDIA, INC.

**June 22, 2011**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT on June 21, 2011.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting to be Held on June 22, 2011**
The Proxy Statement for the 2011 Annual Meeting and the Annual Report for our fiscal year ended December 31, 2010 are available at http://demandmedia.com/2011proxy

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003330303040000000 8 062211

THE BOARD RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "3 YEARS" FOR PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 01 John A. Hawkins | ☐ | ☐ | ☐ |
| 02 Victor E. Parker | ☐ | ☐ | ☐ |
| 03 Joshua G. James | ☐ | ☐ | ☐ |

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants of Demand Media for the fiscal year ending December 31, 2011. | ☐ | ☐ | ☐ |
| 3. Advisory vote to approve the compensation of our named executive officers, as described in the proxy materials. | ☐ | ☐ | ☐ |

| | 3 years | 2 years | 1 year | ABSTAIN |
|---|---|---|---|---|
| 4. Advisory vote to approve the frequency of future votes on our executive compensation. | ☐ | ☐ | ☐ | ☐ |

Note: Such other business as may properly come before the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Voting Items: 1. Election of Directors: 01 John A. Hawkins 02 Victor E. Parker 03 Joshua G. James 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants of Demand Media for the fiscal year ending December 31, 2011. 3. Advisory vote to approve the compensation of our named executive officers, as described in the proxy materials. 4. Advisory vote to approve the frequency of future votes on our executive compensation. Note: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote FOR Items 1, 2 and 3 and 3 YEARS on Item Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting of DEMAND MEDIA, INC. To Be Held On: Wednesday, June 22, 2011 at 2:00 p.m. PDT Location: The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, Califonia 90401 This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 8, 2011. Please visit http://demandmedia.com/2011proxy, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIALS: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to attend the Annual Meeting can be found on our website at http://demandmedia.com/2011proxy. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.

# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 22, 2011

DEMAND MEDIA, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

**Meeting Information**

**Meeting Type:** Annual Meeting
**For holders as of:** April 28, 2011
**Date:** June 22, 2011 **Time:** 2:00 PM PDT
**Location:** The Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, CA 90401

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
# of # Sequence #

0000107699_1 R1.0.0.11699

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX 0000107699_2 R1.0.0.11699 1. 10-K Wrap 2. Notice & Proxy Statement 3. Telephone/Internet insert (BR supplied) Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 08, 2011 to facilitate timely delivery.

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000107699_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 01 John A. Hawkins 02 Victor E. Parker 03 Joshua G. James The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants of Demand Media for the fiscal year ending December 31, 2011 3 Advisory vote to approve compensation of our named executive officers, as described in the proxy materials. The Board of Directors recommends you vote 3 YEARS on the following proposal: 4 Advisory vote to approve the frequency of future votes on our executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000107699_4 R1.0.0.11699